THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund® 5

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite
Lincoln ChoicePlusSM Assurance Product Suite, Lincoln ChoicePlusSM Design

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite
Lincoln ChoicePlusSM Assurance Product Suite, Lincoln ChoicePlusSM Design

Supplement dated October 1, 2010 to the Prospectus dated May 1, 2010, as supplemented

This Supplement outlines changes to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

LVIP Marsico International Growth Fund. The Lincoln Variable Insurance Products Trust has informed us that, effective October 1, 2010, the name of the LVIP Marsico International Growth Fund will be changed to LVIP MFS International Growth Fund.

Delaware VIP Trend Series. The Delaware VIP Trust has informed us that, effective October 9, 2010, the Delaware VIP Trend Series will be reorganized with and into the Delaware VIP Smid Cap Growth Series.

The following fund descriptions are added to the Investments of the Variable Account – Description of the Funds section of your prospectus.

Delaware VIP Trust, advised by Delaware Management Company*
•	Delaware VIP Smid Cap Growth Series: Long-term capital appreciation.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP MFS International Growth Fund: Long-term capital appreciation.
(Subadvised by Massachusetts Financial Services Company)

*Investments in any of the funds sub-advised by Delaware Management Company are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company, the repayment of capital from any of the funds sub-advised by Delaware Management Company or any particular rate of return.

For complete details relating to these fund changes, please refer to the funds’ prospectuses, as supplemented.

Please retain this Supplement for future reference.